UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 15, 2022

CSW INDUSTRIALS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-37454	47-2266942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5420 Lyndon B. Johnson Freeway, Suite 500
Dallas, Texas 75240
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 884-3777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSWI	Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry Into a Material Definitive Agreement

Amendment to Second Credit Agreement

CSW Industrials, Inc., a Delaware corporation (the “Company”), is a party to that certain Second Amended and Restated Credit Agreement, dated as of May 18, 2021 (as amended and supplemented, the “Second Credit Agreement”), by and among the Company, CSW Industrials Holdings, LLC (the “Borrower”), certain of the Borrower’s subsidiaries as loan parties from time to time party thereto, the lenders and issuing banks from time to time party thereto, and JPMorgan Chase Bank, N.A. (as administrative agent, collateral agent, swingline lender and issuing bank), providing for a revolving credit facility with commitments in the aggregate principal amount of $400.0 million (the “Commitment”).

On December 15, 2022, the Company and the Borrower, together with certain of the Borrower’s subsidiaries as loan parties, entered into an Incremental Assumption Agreement No. 1 and Amendment No. 2 to the Second Credit Agreement (the “Second Amendment”) to utilize a portion of the Second Credit Agreement’s $150.0 million incremental “accordion” feature, increasing the Commitment from $400.0 million to $500.0 million (which also reduced the available incremental commitment by a corresponding amount). The Second Amendment also replaced the Eurocurrency Rate (as defined in the Second Credit Agreement) interest rate metric with individualized metrics based on the specific denomination of borrowings, including a metric based on Term SOFR (as defined in the Second Credit Agreement) for borrowings denominated in U.S. Dollars.

The foregoing description of the Second Amendment and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, the terms of which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1
Incremental Assumption Agreement No. 1 and Amendment No. 2 to the Second Credit Agreement, by and among the Company, the Borrower, the other loan parties party thereto, JPMorgan Chase Bank, N.A., as administrative agent, collateral agent, swingline lender and issuing bank, and each other lender and issuing bank party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 20, 2022

By:	/s/ James E. Perry

Name:	James E. Perry
Title:	Executive Vice President, Chief Financial Officer